                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

- --------------------------------------------------------------------------------

Check the appropriate box:
/X/ Preliminary Proxy Statement
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 Teradyne, Inc.
                (Name of Registrant as Specified In Its Charter)

                                 Teradyne, Inc.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4) Proposed maximum aggregate value of transaction:

Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

- --------------------------------------------------------------------------------

                                 TERADYNE, INC.

                              321 HARRISON AVENUE

                          BOSTON, MASSACHUSETTS 02118


                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------


TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of Teradyne, Inc., a Massachusetts corporation (the "Corporation"), will be held on Thursday, May 23, 1996, at 10:00 A.M., at The First National Bank of Boston, 100 Federal Street (First Floor), Boston, Massachusetts, for the following purposes:

          1. To elect four members to the Board of Directors to serve for a three-year term as Class I Directors.

          2. To approve a proposal to amend the Corporation's Restated Articles of Organization to authorize an increase in the authorized Common Stock, par value $.125 per share, of the Corporation from 125,000,000 to 250,000,000 shares.

          3. To amend the 1991 Employee Stock Option Plan (i) to increase the aggregate number of shares of Common Stock which may be issued pursuant to said plan by 3,000,000 shares and (ii) to permit grants thereunder to comply with Section 162(m) of the Internal Revenue Code.

          4. To approve the adoption of the 1996 Employee Stock Purchase Plan.

          5. To ratify the selection of the firm of Coopers & Lybrand L.L.P. as auditors for the fiscal year ending December 31, 1996.

          6. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Shareholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on April 5, 1996, the record date fixed by the Board of Directors for such purpose.

                                            By Order of the Board of Directors,

                                            RICHARD J. TESTA, Clerk

April 18, 1996

                            ------------------------

         SHAREHOLDERS ARE REQUESTED TO SIGN THE ENCLOSED PROXY CARD AND
           RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

                                 TERADYNE, INC.

                              321 HARRISON AVENUE

                          BOSTON, MASSACHUSETTS 02118

                                ---------------

                                PROXY STATEMENT

                                 APRIL 18, 1995

     Proxies in the form enclosed with this proxy statement ARE SOLICITED BY THE BOARD OF DIRECTORS OF TERADYNE, INC. (the "Corporation") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 23, 1996, at 10:00 A.M., at The First National Bank of Boston, 100 Federal Street (First Floor), Boston, Massachusetts.

     Only shareholders of record as of the close of business on April 5, 1996 (the "Record Date"), will be entitled to vote at the Annual Meeting and any
adjournments thereof. As of the Record Date,           shares (excluding
treasury shares) of Common Stock of the Corporation were issued and outstanding. Each share outstanding as of the Record Date will be entitled to one vote, and shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder delivering a proxy has the right to revoke it only by written notice to the Clerk delivered at any time before it is exercised, including at the Annual Meeting.

     The persons named as attorneys in the proxies are officers and directors of the Corporation. All properly executed proxies returned in time to be cast at the Annual Meeting will be voted. With respect to the election of Directors, any shareholder submitting a proxy has a right to withhold authority to vote for any individual nominee by writing that nominee's name in the space provided on the proxy. The proxies will be voted as stated below under "Election of Directors." In addition to the election of Directors, the shareholders will consider and vote upon proposals (i) to amend the Corporation's Restated Articles of Organization to increase the amount of the Corporation's authorized Common Stock, par value $.125 per share, from 125,000,000 to 250,000,000 shares, (ii) to amend the 1991 Employee Stock Option Plan by increasing the aggregate number of shares of Common Stock which may be issued pursuant to said plan by 3,000,000 shares, (iii) to approve the adoption of the 1996 Stock Purchase Plan, and (iv) to ratify the selection of auditors. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR if no specification is indicated.

     A majority in interest of the outstanding shares represented at the meeting in person or by proxy shall constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the meeting. On all other matters being submitted to shareholders, other than matter number two involving the proposed amendment to the Company's Restated Articles of Organization, an affirmative vote of at least a majority of the shares present, or represented, and entitled to vote at the meeting is required for approval. Approval of the Amendment to the Corporation's Restated Articles of Organization to increase the number of authorized shares of Common Stock will require the affirmative vote of at least a majority of all outstanding shares of the Corporation's Common Stock. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to shareholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each separate matter. Broker "non-votes" are not so included.

     The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

     An Annual Report to Shareholders, containing financial statements for the fiscal year ended December 31, 1995, has been mailed to all shareholders entitled to vote at the Annual Meeting. This proxy statement and the accompanying proxy were first mailed to shareholders on or about April 18, 1996.

                             ELECTION OF DIRECTORS

     The Corporation's Board of Directors is divided into three classes. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The present term of office for the directors in Class I expires at the Annual Meeting. The nominees for election as Class I directors are Messrs. d'Arbeloff, Artzt, Bagley and Gregory, each of whom, except for Mr. Bagley, was elected at the Annual Meeting of Shareholders held May 27, 1993. Mr. Bagley was appointed to the Board of Directors by the Board on January 31, 1996. If re-elected, the Class I nominees will hold office until the Annual Meeting of Shareholders to be held in 1999, and until their successors shall have been elected and shall have been qualified. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the Class I nominees. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or the Board of Directors will fix the number of directors at a lesser number.


     The following table sets forth the nominees to be elected at the Annual
Meeting and the other current directors, the year each nominee or director was first elected a director, the principal occupation of each of the nominees and directors during the past five years, and the ages of each of the nominees and directors.

      NOMINEE'S OR DIRECTOR'S NAME                 PRINCIPAL OCCUPATION               YEAR
      AND YEAR NOMINEE OR DIRECTOR               AND BUSINESS EXPERIENCE           TERM WILL
         FIRST BECAME DIRECTOR                  DURING THE LAST FIVE YEARS        EXPIRE/CLASS
      ----------------------------              --------------------------        ------------
Alexander V. d'Arbeloff.................   Chairman of the Board of Directors        1996/I
     1960                                    and Chief Executive Officer(1)

Edwin L. Artzt..........................   Director(2)                               1996/I
     1987

James W. Bagley.........................   Director(3)                               1996/I
     1996

Albert Carnesale........................   Director(4)                               1997/II
     1993

George W. Chamillard....................   Director and President(5)                 1997/II
     1996

Daniel S. Gregory.......................   Director(6)                               1996/I
     1977

Dwight H. Hibbard.......................   Director(7)                               1997/II
     1983

      NOMINEE'S OR DIRECTOR'S NAME                 PRINCIPAL OCCUPATION               YEAR
      AND YEAR NOMINEE OR DIRECTOR               AND BUSINESS EXPERIENCE           TERM WILL
         FIRST BECAME DIRECTOR                  DURING THE LAST FIVE YEARS        EXPIRE/CLASS
      ----------------------------              --------------------------        ------------
John P. Mulroney........................   Director(8)                              1998/III
     1983

James A. Prestridge.....................   Vice Chairman of the Board of            1997/II
     1992                                    Directors and Executive Vice
                                             President(9)

Owen W. Robbins.........................   Vice Chairman of the Board of            1998/III
     1992                                    Directors and Executive Vice
                                             President

Richard J. Testa........................   Director, Secretary and Clerk(11)        1998/III
     1973

- ---------------

 (1) Mr. d'Arbeloff, 68, has been Chairman of the Board of Directors since 1977, was President of the Corporation from 1971 through January 1996, and has been a director since 1960. Mr. d'Arbeloff was elected to the Office of Chief Executive Officer in January 1996. Mr. d'Arbeloff is also a director of Stratus Computer, Inc., BTU International, Inc. and PRI Automation, Inc.

 (2) Mr. Artzt, 66, served as Chairman of the Board of Directors and Chief Executive Officer of the Procter & Gamble Corporation from 1990 until July 1995. Prior to that time, he served as director, Vice Chairman of the Board of Directors and President of Procter & Gamble International. Mr. Artzt was elected Chairman of the Executive Committee of the Board of Directors for Procter Gamble Corporation in July 1995. Mr. Artzt is also a director of GTE Corporation, Delta Air Lines, Inc., the American Express Company, and Barilla, S.p.A. (Italy).

 (3) Mr. Bagley, 57, served as President and Chief Operating Officer of Applied Materials, Inc. from 1987 through 1994. From January 1994 to October 1995, Mr. Bagley was Vice Chairman and Chief Operating Officer for Applied Materials, Inc. and, since October 1995, Mr. Bagley has served as Vice Chairman of Applied Materials, Inc. Mr. Bagley is also a director of Tencor Instruments and Kulicke & Soffa, Inc.

 (4) Mr. Carnesale, 59, has served as Provost of Harvard University since 1994 and was the Dean of the John F. Kennedy School of Government from 1991 through 1995. Mr. Carnesale has served as Professor of Public Policy at the John F. Kennedy School of Government since 1974. Mr. Carnesale is also a director of Open Environment Corp.

 (5) Mr. Chamillard, 57, was appointed to the Board of Directors and elected as President and Chief Operating Officer of the Corporation in January 1996. Mr. Chamillard was an Executive Vice President of the Corporation from January 1994 through January 1996. Prior to that time, Mr. Chamillard was a Vice President of the Corporation.

 (6) Mr. Gregory, 67, has been a General Partner of various Greylock partnerships since January 1965. From January 1991 to January 1992, Mr. Gregory served as the Secretary of the Executive Office of Economic Affairs for the Commonwealth of Massachusetts. From 1976 to 1990, Mr. Gregory served as Chairman of Greylock Management Corporation.

 (7) Mr. Hibbard, 72, Chairman of Cincinnati Bell Inc., served as Chief Executive Officer and Chairman of Cincinnati Bell Inc. from 1984 to October 1993.

 (8) Mr. Mulroney, 60, has served as Chief Operating Officer and President of Rohm & Haas Co. since 1986. He is a director of Rohm & Haas Co. and Aluminum Co. of America.

 (9) Mr. Prestridge, 64, was appointed as Vice Chairman of the Board of Directors in January 1996 and has served as Executive Vice President and director of the Corporation since 1992. From 1982 to 1992, he served as Vice President of the Semiconductor Test Group of the Corporation.


(10) Mr. Robbins, 66, was appointed as Vice Chairman of the Board of Directors in January 1996 and has served as Executive Vice President and director of the Corporation since 1992. From 1977 to 1992, he served as Vice President of the Corporation.

(11) Mr. Testa, 56, has been a partner at the law firm of Testa, Hurwitz & Thibeault since 1973. Testa, Hurwitz & Thibeault serves as general counsel to the Corporation.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors of the Corporation met six times and took action by unanimous written consent two times during the fiscal year ended December 31, 1995. The Audit and Finance Committee, which oversees the accounting and financial functions of the Corporation, including matters relating to the appointment and activities of the Corporation's independent auditors, met three times during 1995. Messrs. Carnesale, Gregory and Mulroney are currently members of the Audit and Finance Committee. The Management Compensation and Development Committee (the "Compensation Committee"), which determines the compensation of the Corporation's executive officers, met four times during 1995. Messrs. Artzt, Bagley, Hibbard and Testa are currently members of the Compensation Committee. The Stock Option Committee was formed by the Board of Directors on March 19, 1996 to administer the Corporation's stock option and certain other benefit plans. Messrs. Artzt, Bagley and Hibbard are currently members of the Stock Option Committee. The Board Composition and Agenda Committee, which acts, in part, as the Corporation's nominating committee, and is responsible for recommending individuals to be nominated for election to the Board of Directors and recommending the time, location and agenda of the meetings of the Board of Directors, did not meet during 1995. Messrs. Artzt, d'Arbeloff, Mulroney and Prestridge are currently members of the Board Composition and Agenda Committee. Shareholders wishing to suggest nominees for election to the Board of Directors should direct such suggestions to the Clerk of the Corporation at the Corporation's principal address in accordance with the nomination procedure set forth in the Corporation's By-Laws. All directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board on which they served.

DIRECTOR COMPENSATION

     All non-employee directors are compensated at the rate of $20,000 per year and $1,500 per meeting attended, plus reimbursement of reasonable expenses. Directors who are employees of the Corporation receive no compensation in their capacity as a director. See also "1987 Non-Employee Director Stock Option Plan."

1987 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The 1987 Non-Employee Director Stock Option Plan (the "1987 Plan") was adopted by the Board of Directors of the Corporation on March 12, 1987 and approved by the shareholders on May 8, 1987. The 1987 Plan is administered by the Compensation Committee. However, the time of grant, number of shares granted, exercise price and vesting schedule are established by the terms of the 1987 Plan and are not subject to the discretion of the Compensation Committee or any person. Only non-employee directors may participate in the 1987 Plan.

     Under the 1987 Plan, all new non-employee directors elected after January 1, 1992 receive an automatic grant of an option to purchase 20,000 shares of Common Stock. An additional annual grant of 10,000 shares is automatically made to each non-employee director on the date of the first meeting of the Board of Directors in each year. All options are non-statutory stock options, have an exercise price equal to the fair market value on the date of grant, vest annually at the rate of 25% and have a term of five years. Unless terminated sooner, the 1987 Plan will terminate on March 12, 1997.

     The 1987 Plan authorizes the issuance of a maximum of 800,000 shares of Common Stock, subject to adjustment for capital changes. On December 31, 1995, options to purchase 247,500 shares of the Corporation's Common Stock under the 1987 Plan were outstanding at a weighted average exercise price of $11.44.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth as of April 5, 1996 information relating to the beneficial ownership of the Corporation's Common Stock by each Director,
each executive officer named in the Summary Compensation Table on page   , and
by all directors and executive officers as a group.

                                                        AMOUNT AND
                                                         NATURE OF       PERCENT OF
                            NAME                      OWNERSHIP(1)(2)       CLASS
                            ----                      ---------------    ----------
          Alexander V. d'Arbeloff+.................      2,210,372(3)     2.55%
          George V. d'Arbeloff+....................         68,681          *
          Edwin L. Artzt...........................         42,750          *
          James W. Bagley..........................         17,953          *
          Albert Carnesale.........................         17,700          *
          George W. Chamillard.....................        145,971          *
          Daniel S. Gregory........................         25,000          *
          Dwight H. Hibbard........................         35,400(4)       *
          John P. Mulroney.........................         34,330          *
          James A. Prestridge......................         90,414(5)       *
          Owen W. Robbins..........................        185,149          *
          Richard J. Testa.........................         12,500          *
          All executive officers and directors as a
            group (21 persons)(6)..................      3,587,610        4.14%

- ---------------

  * less than 1%

  + Mr. Alexander d'Arbeloff and Mr. George d'Arbeloff are brothers.

(1) Unless otherwise indicated, the named person possesses sole voting and dispositive power with respect to the shares.

(2) Includes shares of Common Stock which have not been issued but which are subject to options which either are presently exercisable or will become exercisable within 60 days, as follows: Mr. Alexander d'Arbeloff, 198,000 shares; Mr. George d'Arbeloff, 32,800 shares; Mr. Prestridge, 46,000 shares; Mr. Robbins, 118,800 shares; Mr. Chamillard, 116,000 shares; each non-employee director of the Corporation (except Mr. Bagley, Mr. Carnesale and Mr. Testa), 25,000 shares; Mr. Bagley 7,953 shares; Mr. Carnesale 17,500 shares; Mr. Testa, 12,500 shares; all directors and executive officers as a group, 1,125,525 shares.

(3) Includes 134,808 shares of Common Stock held by Mr. d'Arbeloff's wife and 11,200 shares of Common Stock held in trust for the benefit of Mr. d'Arbeloff's children, as to all of which shares Mr. d'Arbeloff disclaims beneficial ownership. Also includes 109,800 shares owned by The d'Arbeloff Foundation, a private charitable foundation of which Mr. d'Arbeloff is the founder and a co-trustee, as to all of which shares Mr. d'Arbeloff disclaims beneficial ownership.

(4) Includes 200 shares of Common Stock held by Mr. Hibbard's wife, as to all of which shares Mr. Hibbard disclaims beneficial ownership.

(5) Includes 44,414 shares of Common Stock held in a living trust for the benefit of Mr. Prestridge and his wife.

(6) The group is comprised of the individuals named in the Summary Compensation Table on page , the remaining executive officers of the Corporation, and those persons who were directors of the Corporation on April 5, 1996. Includes 1,125,525 shares which the directors and executive officers as a group have the right to acquire by exercise of stock options granted under the Corporation's stock plans. In addition, includes 200,576 shares held by family members of executive officers and directors, as to which shares the applicable officer or director disclaims beneficial ownership.

     Based on a review of the forms and written representations received by the Corporation pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Corporation believes that during the fiscal year January 1, 1995 through December 31, 1995, the directors and executive officers complied with all applicable Section 16 filing requirements, except that a Form 4 report for Alexander V. d'Arbeloff was filed which omitted information with respect to one transaction, which information was later included in an amended filing.


     Listed below are certain persons who to the knowledge of the Corporation own beneficially, as of the dates indicated below, more than five percent of the Corporation's Common Stock outstanding at such dates.

                      NAME AND ADDRESS               AMOUNT AND NATURE   PERCENT OF
                    OF BENEFICIAL HOLDER               OF OWNERSHIP         CLASS
                    --------------------             -----------------   ----------
          AIM Management Group Inc.................      6,373,200(1)         7.7%
            11 Greenway Plaza
            Suite 1919
            Houston, Texas

          Chancellor Capital Management, Inc.......      6,112,375(2)         7.4%
            and Chancellor Trust Company
            1166 Avenue of the Americas
            New York, New York

          Friess Associates, Inc...................      5,810,000(3)         7.0%
            350 Broadway
            Jackson, Wyoming

- ---------------

(1) According to Schedule 13G dated February 12, 1996. As of such date, AIM Management Group Inc. had shared voting power as to 6,373,200 shares and shared dispositive power as to 6,373,200 shares with its wholly owned subsidiaries, AIM Advisors, Inc. and AIM Capital Management Inc.

(2) According to Schedule 13G dated February 1, 1996. As reported in such
    Schedule 13G, Chancellor Capital Management, Inc. and Chancellor Trust Company are investment advisers for various fiduciary client accounts which are entitled to receipt of dividends, if any, and to proceeds of the sale of such shares.

(3) According to Schedule 13G dated January 29, 1996.


                             EXECUTIVE COMPENSATION


     The following Summary Compensation Table sets forth the compensation received by the Chief Executive Officer and the four other most highly compensated executive officers of the Corporation for the three fiscal years most currently ended.

                           SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM
                                                                  COMPENSATION
                                                                    AWARDS(3)
                                                                   SECURITIES
                                      ANNUAL COMPENSATION          UNDERLYING
           NAME AND             ------------------------------      OPTIONS/        ALL OTHER
      PRINCIPAL POSITION        YEAR    SALARY(1)     BONUS(2)       SARS(#)      COMPENSATION
      ------------------        ----    ---------     --------    ------------    ------------
Alexander V. d'Arbeloff.......  1995     $307,532     $449,675        80,000         $37,033
  Chairman of the               1994      294,546      378,593        80,000          30,151
  Board of Directors            1993      288,768      289,665        90,000          10,047
  and Chief Executive Officer

Owen W. Robbins...............  1995      220,517      262,698        60,000          23,606
  Vice Chairman of the Board    1994      211,512      214,690        60,000          19,353
  of Directors and Executive    1993      207,360      163,381        68,000          10,047
  Vice President

James A. Prestridge...........  1995      220,517      262,698        60,000          23,606
  Vice Chairman of the Board    1994      211,512      214,690        60,000
  of Directors and Executive    1993      201,360      158,652        68,000          10,047
  Vice President

George W. Chamillard..........  1995      209,880      247,214        60,000          21,228
  President and Chief           1994      182,790      179,535        60,000          14,354
  Operating Officer             1993      167,580       95,228        60,000          10,047

George V. d'Arbeloff..........  1995      183,033      177,843        44,000          17,744
  Vice President                1994      175,818      142,436        44,000          15,022
                                1993      172,368      115,240        50,000           6,386

- ---------------

(1) The amounts in the "Salary" column represent the annual base salary for each of the named officers, which is paid monthly.

(2) The amounts in the "Bonus" column represent the Variable Compensation earned in 1995 pursuant to the Corporation's Cash Compensation Plan and Cash Profit Sharing Plan.

(3) The named executive officers have not as of December 31, 1995 received from the Corporation any grants of restricted stock as compensation.

(4) The amounts in the "All Other Compensation" column represent the matching contributions that the Corporation makes to the Savings Plan and Supplemental Savings Plan.



     The following table provides information with respect to stock option grants by the Corporation to the named executive officers in 1995. The
Corporation did not grant any stock appreciation rights in 1995.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                                                  POTENTIAL REALIZED
                                                                                   VALUE AT ASSUMED
                                                                                    ANNUAL RATES OF
                                         PERCENTAGE OF                                STOCK PRICE
                             NUMBER OF   TOTAL OPTIONS                             APPRECIATION OVER
                             SECURITIES   GRANTED TO                                THE OPTION TERM
                             UNDERLYING    EMPLOYEES    EXERCISE                          (2)
                              OPTIONS      IN FISCAL      PRICE     EXPIRATION    ------------------
           NAME              GRANTED(1)      YEAR       ($/SHARE)      DATE         5%         10%
           ----              ----------  -------------  ---------   ----------      --         ---
Alexander V. d'Arbeloff....    80,000         3.09%       $20.69      4/7/00     $457,246   $1,010,394
Owen W. Robbins............    60,000         2.32%        20.69      4/7/00      342,934      757,796
James A. Prestridge........    60,000         2.32%        20.69      4/7/00      342,934      757,796
George W. Chamillard.......    60,000         2.32%        20.69      4/7/00      342,934      757,796
George V. d'Arbeloff.......    44,000         1.70%        20.69      4/7/00      251,485      555,717

- ---------------

(1) Stock options were granted under the Corporation's 1991 Plan at an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant. The options have a term of five years from the date of grant. The options become exercisable as follows: 20% on the date of grant and, following the first year of grant, 20% on an annual basis.

(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) of the Corporation's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Corporation's estimate of future stock price increases. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Corporation's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.



     The following table provides information on stock option exercises in fiscal 1995 by the named executive officers and the value of such officers' unexercised options at December 31, 1995.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                               SHARES
                              ACQUIRED                 NUMBER OF SECURITIES
                                UPON                  UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                               OPTION                    OPTIONS HELD AT         IN-THE-MONEY OPTIONS AT
                              EXERCISE                  DECEMBER 31, 1995           DECEMBER 31, 1995
                               DURING     VALUE     --------------------------  --------------------------
            NAME                1995     REALIZED   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
            ----              --------   --------   -----------  -------------  -----------  -------------
Alexander V. d'Arbeloff...... 120,000   $2,917,875    196,000       164,000     $1,740,500     $3,071,375
Owen W. Robbins..............  30,000      591,875     96,800       121,200      1,275,525      1,351,100
James A. Prestridge.......... 122,800    2,064,750     24,000       121,200      1,275,525        203,250
George W. Chamillard.........  24,000      604,112     97,600       114,400      1,163,500      1,365,250
George V. d'Arbeloff.........  70,800    1,170,625     17,600        88,000        920,800        149,050


RETIREMENT BENEFITS

     The Corporation has established a Retirement Plan for the purpose of providing a lifetime annual income upon retirement to substantially all employees, including officers, of the Corporation and its United States subsidiaries. Membership in the Retirement Plan begins after one year of employment with the Corporation. The Retirement Plan provides for credit toward retirement income for years of employment with the Corporation prior to January 1, 1994 based upon a formula tied to average compensation from 1989 to 1993. For years of service after December 31, 1993, credit towards retirement income is determined on a yearly basis and is equal to the sum for each year of credited service under the Retirement Plan of (1) .75% of the employee's compensation for the year which is under the defined covered compensation for the year and (2) 1.5% of the amount of the employee's compensation for the year that exceeds the covered compensation for the year. The covered compensation under the Retirement Plan is based on the average of the social security wage basis in effect during the thirty-five years up to and including normal retirement age. However, federal tax law limitations on the total amount of benefits which a participant may receive under qualified retirement plans may limit some participants' benefits under the Retirement Plan.

     Under the Retirement Plan, for participants employed by the Corporation on or after January 1, 1989, accumulated annual retirement income vests partially after three years of service with the Corporation and becomes fully vested after seven years of service or upon normal, early or disability retirement. Benefits are payable in the form of an annuity either at normal retirement age, upon early retirement or upon disability. The Retirement Plan also provides for certain benefits to a surviving spouse.

     The Corporation also maintains the Teradyne, Inc. Supplemental Executive Retirement Plan (the "SERP"). Under the SERP, annual pensions for Messrs. Alexander d'Arbeloff, Robbins, Prestridge, Chamillard, George d'Arbeloff and other senior managers are computed based on model compensation. See discussion of model compensation under Management and Compensation Development Committee Report. The pension formula is identical to that of the qualified plan, except an employee's annual pension is based on the average of the employee's last five years of model compensation. The resulting benefit is reduced by the benefit received from the qualified Retirement Plan.


     The following table shows the estimated annual benefits payable to covered participants in the United States upon retirement at age 65 under both the Retirement Plan and the SERP. The amounts shown are computed on a single life annuity basis and are not subject to deductions for Social Security benefits or other amounts. Remuneration for purposes of the table is based upon an employee's average model compensation for the five year period preceding retirement.

                               PENSION PLAN TABLE

                                                              YEARS OF SERVICE
                              --------------------------------------------------------------------------------
REMUNERATION                  10           15           20           25           30           35           40
- ------------                  --           --           --           --           --           --           --
$ 50,000 ................  $  5,500     $  8,300     $ 11,100     $ 13,800     $ 16,600     $ 19,400     $ 22,200
 100,000 ................    13,000       19,500       26,100       32,600       39,100       45,600       52,200
 150,000 ................    20,500       30,800       41,100       51,300       61,600       71,900       82,200
 200,000 ................    28,000       42,000       56,100       70,100       84,100       98,100      112,200
 250,000 ................    35,500       53,300       71,100       88,800      106,600      124,400      142,200
 300,000 ................    43,000       64,500       86,100      107,600      129,100      150,600      172,200
 350,000 ................    50,500       75,800      101,100      126,300      151,600      176,900      202,200
 400,000 ................    58,000       87,000      116,100      145,100      174,100      203,100      232,200
 450,000 ................    65,500       98,300      131,100      163,800      196,600      229,400      262,200
 500,000 ................    73,000      109,500      146,100      182,600      219,100      255,600      292,200
 550,000 ................    80,500      120,800      161,100      201,300      241,600      281,900      322,200
 600,000 ................    88,000      132,000      176,100      220,100      264,100      308,100      352,200
 650,000 ................    95,500      143,300      191,100      238,800      286,600      334,400      382,200
 700,000 ................   103,000      154,500      206,100      257,600      309,100      386,900      412,200
 750,000 ................   110,500      165,800      221,100      276,300      331,600      386,900      442,200


     The executive officers named in the Summary Compensation Table have been credited as of January 1, 1996 with the following years of service: Mr. Alexander d'Arbeloff, 35 years; Mr. Robbins, 25 years; Mr. Prestridge, 26 years; Mr. Chamillard 26 years; and Mr. George d'Arbeloff, 29 years.

                          MANAGEMENT COMPENSATION AND
                          DEVELOPMENT COMMITTEE REPORT

OVERVIEW AND PHILOSOPHY

     The Corporation's executive compensation program is administered by the Management Compensation and Development Committee of the Board of Directors (the "Compensation Committee"), which is composed entirely of non-employee directors. The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Corporation's compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines on an annual basis the compensation to be paid and stock option awards to be made to each of the executive officers.

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that assist the Corporation in attracting and retaining qualified executives. In setting compensation levels for executive officers, the Compensation Committee takes into account such factors as: the Corporation's past history and future expectations; the general and industry-specific business environment; annual and long-term performance goals; and corporate and group performance.

EXECUTIVE OFFICER COMPENSATION PROGRAM

     The Corporation's executive officer compensation program consists of compensation received pursuant to the Corporation's Cash Compensation Plan, Cash Profit Sharing Plan, long-term compensation in the form of stock option, savings and retirement plans and various other benefits generally available to employees of the Corporation.

     Under the Corporation's Cash Compensation Plan, the Compensation Committee assigns to each senior employee of the Corporation, including all executive officers, at the beginning of each year, a "model compensation" amount. The model compensation amount is based on salary surveys of similarly sized electronics companies, and on an as adjusted basis, larger sized companies, some of which are represented in the S&P High Technology Composite Index appearing in
the Performance Graph on page   herein. The model compensation amount is
consistent with the Corporation's internal compensation structure.

     Once model compensation for each participant has been determined, the actual cash compensation paid to each employee under the Cash Compensation Plan is comprised of two components: (1) a fixed monthly salary and (2) an annual variable amount based upon overall corporate and group performance (referred to herein as "Variable Compensation"). The fixed salary amount is set at a level which is below the model compensation, and the variable portion is based upon factors which, if achieved, would entitle the employee to reach or exceed model compensation.

     The amount of Variable Compensation each participant receives is a function of four factors:

          (A) The employee's base annual salary as of the end of the year;

          (B) Overall corporate performance versus goal;

          (C) Performance of the individual business groups versus goal; and

          (D) The employee's "variable compensation factor," which is determined by the Compensation Committee on the basis of responsibility and experience level.

     An employee's "variable compensation factor" is a percentage of his or her base annual salary starting at 10% for new participants. At greater levels of responsibility and experience, the variable compensation factor may increase to more than 100% of base annual salary. An employee's model compensation is set assuming a 50% payout of the variable compensation factor. Accordingly, in a given year an employee may achieve more or less than his or her model compensation depending on corporate and business group performance.

     At year end, the Compensation Committee evaluates the Corporation's overall performance versus goal and each individual group's performance versus goal. Given the dynamics of the business, the Corporation's Cash Compensation Plan relies heavily on the Compensation Committee's subjective judgment of performance.

     Specifically for 1995, in determining Variable Compensation payouts, the Compensation Committee took the following factors into consideration in evaluating both overall corporate performance and the performance of the Corporation's individual business groups: (1) the extent to which quantitative and qualitative plans were met for the year, with a particular emphasis on profitability, growth of sales, growth of bookings, and increase in market share; (2) the extent to which each business group became a role model in the implementation of "Total Quality Management"; (3) the extent to which the financial results for the year were consistent with the Corporation achieving its mid-term business plan; and (4) whether each group was in a stronger strategic position at the end of the year than at the beginning. The Compensation Committee weighed each of the four factors approximately equally in setting Variable Compensation amounts. The factors are reviewed by the Compensation Committee based upon the performance of the business group in which each executive officer serves rather than upon the individual performance of the executive officer. In 1995, total cash compensation for all executive officers from the Corporation's Cash Compensation Plan ranged from 11% above model compensation to 25% above model compensation.

     The Corporation's stock option program is the Corporation's long-term incentive plan for employees, including executive officers. The objectives of the program are to align executive return with shareholder return and to create and implement a program which will attract and retain talented employees and executives. Stock options are awarded annually to employees, including the Chief Executive Officer, based upon an employee's relative contribution and responsibility within the Corporation. The factors taken into account by the Compensation Committee in determining each executive officer's relative contribution and responsibility within the Corporation include: the executive officer's level of model compensation, the executive officer's position, the responsibilities currently being performed by the executive officer, and the responsibilities expected to be performed by the executive officer. The individual factors are reviewed subjectively by the Compensation Committee when determining stock option awards for each executive officer. The Corporation conducts surveys of various companies, some of which appear in the Performance Graph's S&P High Technology Composite Index, to verify that the relative percentages of stock options granted to its employees, its Chief Executive Officer and its other executive officers, are consistent with high technology industry practice, are within the range of stock options granted by the surveyed companies, and are competitive with the relative percentages of stock options granted by the surveyed companies.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. d'Arbeloff's cash compensation for 1995 awarded under the Corporation's Cash Compensation Plan was $672,630, which is approximately 25.55% more than Mr. d'Arbeloff's 1995 model compensation of $535,719. Mr. d'Arbeloff's 1995 cash compensation awarded pursuant to the Corporation's Cash Compensation Plan is a 5.23% increase over his 1994 cash compensation. Mr. d'Arbeloff's fixed salary amount was $307,532 for 1995 and was set by the Compensation Committee, in conjunction with his model compensation amount, based upon salary surveys of chief executive officers for similarly sized electronics companies. Mr. d'Arbeloff's Variable Compensation payout was $365,098 for 1995. Mr. d'Arbeloff's Variable Compensation payouts are determined based upon the same factors as the Corporation's other executive officers who have general responsibilities within the Corporation rather than responsibilities for one specific business group within the Corporation. Each of such executive officer's Variable Compensation payout is based 50% upon the performance of the Corporation as a whole and 50% upon the average of the performances of each of the individual business groups within the Corporation. Mr. d'Arbeloff also received cash compensation in the amount of $84,577 in 1995 pursuant to the Corporation's Cash Profit Sharing Plan. Cash compensation awards under such plan, which are calculated on a uniform basis as a percentage of the recipient's salary, are generally made to all employees of the Corporation on an equal basis.

     The stock options granted to Mr. d'Arbeloff during fiscal 1995 are consistent with the design of the overall program and are shown in the Summary Compensation Table above. Mr. d'Arbeloff's 80,000 shares, which represented 3.09% of the total option shares awarded to all employees during fiscal 1995, placed him at the median of the external surveys. In assessing Mr. d'Arbeloff's individual performance for the year for purposes of his stock option awards, the Compensation Committee concluded that, on balance, Mr. d'Arbeloff had achieved overall positive results for the individual factors for which he was evaluated. A general description of these factors is detailed above under the description of the Corporation's stock option program.


                                           MANAGEMENT COMPENSATION AND
                                            DEVELOPMENT COMMITTEE


                                               Edward L. Artzt
                                               Dwight H. Hibbard
                                               Richard J. Testa

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

     Messrs. Artzt, Hibbard and Testa comprised the Compensation Committee for fiscal year 1995. Mr. Bagley was added to the Compensation Committee in January 1996. See Certain Relationships and Related Transactions. Richard J. Testa is a member of the law firm Testa, Hurwitz & Thibeault in Boston, Massachusetts. Such law firm served as general counsel for the Corporation during the fiscal year 1995 and the Corporation expects to retain the services of such firm for the fiscal year 1996.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), generally disallows a tax deduction to the Corporation for compensation over $1 million paid to the Corporation's Chief Executive Officer and the other executive officers named in the Summary Compensation Table. Qualifying performance-based compensation, however, will not be subject to the deduction limit if certain requirements are met. The Board of Directors has formed a Stock Option Committee to administer the Corporation's stock plans in response to Section 162(m) and has, subject to shareholder approval, amended the Corporation's 1991 Employee Stock Option Plan to permit grants under such plan to comply with Section 162(m).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 1, 1995, the Corporation completed its acquisition of Megatest Corporation, a Delaware corporation ("Megatest"), by means of a merger (the "Merger") of M Merger Corp., a Delaware corporation and wholly owned subsidiary of the Corporation ("Merger Sub"), with and into Megatest, pursuant to the Agreement and Plan of Merger and Reorganization, dated as of September 5, 1995, as amended (the "Merger Agreement"), by and among the Corporation, Merger Sub and Megatest. As a result of the Merger, Megatest became a wholly owned subsidiary of the Corporation.

     Pursuant to terms of the Merger Agreement, upon the effective time of the Merger, each outstanding share of Megatest common stock, $.001 par value ("Megatest Common Stock"), was converted into the right to receive 0.9091 shares of the Corporation's common stock, $.125 par value ("Teradyne Common Stock") (subject to payment of cash in lieu of any fractional shares). As a result of the Merger, the former stockholders of Megatest received approximately 6.8 million shares of Teradyne Common Stock. Each holder of Megatest Common Stock received cash in lieu of any fractional share, equal to such fraction multiplied by $29.11 (the "Final Teradyne Stock Price"), which is the average of the closing prices of Teradyne Common Stock for the twenty consecutive days on which Teradyne Common Stock was traded on The New York Stock Exchange ending on November 24, 1995. Mr. James W. Bagley served as a member of the Board of Directors of Megatest at the time of the Merger. Mr. John E. Halter served as President and Chief Executive Officer of Megatest at the time of the Merger. Mr. Bagley is currently a member of the Corporation's Board of Directors. Mr. Halter is currently an executive officer of the Corporation. At the time of the Merger, Mr. Bagley and Mr. Halter held 11,000 and 138,939 shares respectively of Megatest Common Stock.

     The terms of this transaction and the consideration received by Megatest's stockholders were the result of arm's-length negotiations between the representatives of the Corporation and Megatest and took into account various factors concerning the relative valuations of the businesses and the common stock of the Corporation and Megatest.


                            PERFORMANCE GRAPH (1)(2)

     The following graph compares the change in the Corporation's cumulative total shareholder return in its Common Stock with the Standard & Poor's 500
Index and the Standard & Poor's High Technology Composite Index. The comparison assumes $100.00 was invested on December 31, 1990 in the Corporation's Common
Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

                              [GRAPH]
                                                                      S&P High
                                                                     Technology
      Measurement Period                                              Composite
    (Fiscal Year Covered)       Teradyne, Inc.    S&P 5000 Index       Index
         1990                      $100.00           $100.00          $100.00
         1991                       226.77            130.34           114.11
         1992                       219.63            140.25           118.85
         1993                       396.43            154.32           146.18
         1994                       483.91            156.42           170.40
         1995                       717.86            214.99           245.41

- ---------------

(1) This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from Hewitt Associates, a source believed to be reliable, but the Corporation is not responsible for any errors or omissions in such information.


            PROPOSAL TO AMEND THE RESTATED ARTICLES OF ORGANIZATION

     The Board of Directors has voted to recommend to the shareholders that the Corporation amend the Corporation's Restated Articles of Organization to increase the number of authorized shares of Common Stock, par value $.125 per share, from 125,000,000 shares to 250,000,000 shares (the "Amendment").

     If the Amendment is approved and after giving effect to shares reserved for issuance under the Corporation's stock plans, the Board of Directors will have
the authority to issue      (as of April 5, 1996)
shares of Common Stock without further shareholder approval. The Board of Directors of the Corporation believes that the increase in the number of authorized shares of Common Stock is in the best interests of the Corporation and its shareholders. The Board of Directors believes that the authorized number of shares of Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors to be necessary or desirable, which may include, without limitation, facilitating broader ownership of the Corporation's Common Stock by effecting a stock split or issuing a stock dividend, raising capital or acquiring property through the sale of stock, or attracting or retaining valuable employees by the issuance of stock options. The Corporation at present has no commitments, agreements or undertakings obligating the Corporation to issue any such additional shares (other than pursuant to the Rights Agreement dated as of March 14, 1990); however, the Board of Directors considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

     Under Massachusetts law, the Board of Directors generally may issue authorized but unissued shares of Common Stock without shareholder approval. The Board of Directors does not currently intend to seek shareholder approval prior to any future issuance of additional shares of Common Stock, unless shareholder action is required in a specific case by applicable law, the rules of any exchange or market on which the Corporation's securities may then be listed, or the articles of organization or by-laws of the Corporation then in effect. Frequently, opportunities arise that require prompt action, and the Corporation believes that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of the Corporation and its shareholders.

     The additional shares of Common Stock authorized for issuance pursuant to the Amendment will have all the rights and privileges which the presently outstanding shares of Common Stock possess. The increase in authorized shares would not affect the terms or rights of holders of existing shares of Common Stock. All outstanding shares would continue to have one vote per share on all matters to be voted on by the shareholders, including the election of directors.

     The authorized but unissued shares of Common Stock could be used to make a change in control of the Corporation more difficult. For example, such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines not to be in the best interests of the Corporation and its shareholders. Such a sale could have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Corporation's Common Stock, to acquire control of the Corporation, since the issuance of new shares could be used to dilute the stock ownership of such person or entity. The Corporation is not aware, however, of any pending or threatened efforts to obtain control of the Corporation.

     Approval of the Amendment to increase the number of authorized shares of Common Stock will require the affirmative vote of at least a majority of all outstanding shares of the Corporation's Common Stock. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.

             PROPOSAL TO AMEND THE 1991 EMPLOYEE STOCK OPTION PLAN

DESCRIPTION OF 1991 EMPLOYEE STOCK OPTION PLAN

     The Board of Directors has proposed to amend the 1991 Employee Stock Option Plan (the "1991 Plan") (i) to increase the number of shares of Common Stock which may be issued pursuant to said plan by 3,000,000 shares and (ii) to permit grants thereunder to comply with Section 162(m) of the Internal Revenue Code of 1986. The 1991 Plan was adopted by the Board of Directors on March 13, 1991, and approved by the shareholders on April 26, 1991. Under the 1991 Plan both incentive stock options ("ISOs"), as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-statutory stock options ("NSOs") are available for grant. The 1991 Plan provides that ISOs to purchase Common Stock of the Corporation may be granted to any employee of the Corporation and its subsidiaries and NSOs to purchase Common Stock of the Corporation may be granted to any employee, consultant or director of the Corporation and its subsidiaries. Directors who are not also officers or employees are not eligible to receive options under the 1991 Plan. The 1991 Plan presently authorizes the issuance of a maximum of 12,000,000 shares of Common Stock, subject to adjustment for capital changes.

     The 1991 Plan is administered by the Stock Option Committee, which is authorized to determine the individuals to receive options, the number of shares subject to each option, whether the option shall be exercisable in full at the time of grant or in installments, and other pertinent terms and provisions, including the exercise price. The Stock Option Committee specifies at the time of grant of an option under the 1991 Plan whether or nor such option will be an ISO under the Code. To date, all of the options granted pursuant to the 1991 Plan have been NSOs. Although the 1991 Plan currently has no limitation on the number of shares that may be optioned to any one person, the proposed amendment would limit to 150,000 the number of shares for which grants of ISOs and NSOs may be made to any employee per year. The term of each option may be for a period not exceeding ten years and one day from the date of grant in the case of NSOs, and ten years from the date of grant in the case of ISOs generally (or five years for ISOs granted to employees holding 10% or more of the total combined voting power of all classes of the stock of the Corporation or any subsidiary). Options may not be assigned or transferred except by will or by operation of the laws of descent and distribution. Payment for exercise of an option under the 1991 Plan may be made in whole or in part in installments or by tendering Common Stock of the Corporation if authorized by the instrument granting the option. The 1991 Plan contains terms providing for the exercise of options by or on behalf of former and deceased employees, respectively.

     The 1991 Plan contains terms and conditions relating to ISOs necessary to comply with the provisions of Section 422 of the Code.

     Option holders are protected against dilution in the event of a stock dividend, recapitalization, stock split or similar transaction. The Board of Directors may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the 1991 Plan at any time (although such action shall not affect options previously granted). Any shares subject to an option which for any reason expires or terminates unexercised may again be available for option grants under the 1991 Plan. Unless terminated sooner, the 1991 Plan will terminate on March 13, 2001.

     As of March 31, 1996, options to purchase      shares of Common Stock were
outstanding and     shares of Common Stock were available under the 1991 Plan
for additional option grants. As of April   , 1996, the market value of the
shares of Common Stock subject to options under the 1991 Plan was $       .

FEDERAL INCOME TAX CONSEQUENCES

     A. Incentive Stock Options. The following general rules are applicable for Federal income tax purposes under existing law to employees who receive and exercise ISOs granted under the 1991 Plan;

          1. Generally, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon exercise of the ISO.

          2. No federal income tax deduction is allowed to the Corporation upon either grant or exercise of an ISO under the 1991 Plan.

          3. If shares acquired upon exercise of an ISO are not disposed of on or before the later of (i) two years following the date the ISO was granted or (ii) one year following the date the shares are transferred to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will be treated as long-term capital gain or loss to the optionee.

          4. If shares acquired upon exercise of an ISO are disposed of on or before the expiration of one or both of the requisite Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

          5. In any year that an optionee recognizes compensation income on a Disqualifying Disposition of stock acquired by exercising an ISO, the Corporation generally will be entitled to a corresponding deduction for federal income tax purposes .

          6. Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

          7. Capital gain or loss recognized on disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

          8. Payment for shares acquired upon exercise of an ISO ("option stock") may in some cases be made by delivering shares of the Corporation's Common Stock ('old stock"). Generally, if an optionee exchanges old stock for option stock instead of, or in addition to, paying cash, special rules will apply.

          9. In addition to the tax consequences described above, the exercise of ISOs may result in a further "minimum tax" under the Code. The Code provides that an "alternative minimum tax" (at a maximum rate of 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

     B. Non-Statutory Stock Options. An NSO granted under the 1991 Plan is taxed in accordance with Section 83 of the Code and the Regulations issued thereunder. The following general rules are applicable to holders of such options and to the Corporation for Federal income tax purposes under existing law:

          1. The optionee generally does not recognize any taxable income upon the grant of an NSO, and the Corporation is not allowed a federal income tax deduction by reason of such grant.

          2. The optionee generally will recognize ordinary compensation income at the time of exercise of the NSO in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Corporation may be required to withhold income tax on this amount.

          3. When the optionee sells the shares acquired through the exercise of an NSO, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally the exercise price plus the amount taxed to the optionee as a compensation income). If the optionee's holding period for the shares exceeds one year, the gain or loss will be a long-term capital gain or loss.

          4. In general, the Corporation will be entitled to a federal income tax deduction in the year in which compensation is recognized by the optionee.

          5. An optionee may be entitled to exercise a NSO by delivering shares of the Corporation's Common Stock ("old stock") to the Corporation in exchange for the Common Stock received upon exercise of the option ("NSO stock"), if the optionee's NSO agreement so provides. If an optionee exercises an NSO in such fashion, special rules will apply.

PROPOSED AMENDMENTS

     The Board of Directors has proposed to amend the 1991 Plan by increasing the number of shares of Common Stock which may be issued pursuant to the 1991 Plan by 3,000,000 shares.

     Section 162(m) of the Code precludes a deduction by any publicly-held corporation for compensation in excess of $1 million that is paid to the chief executive officer of the corporation ("CEO") or to each of the four highest compensated officers (other than the CEO) of the Company or its subsidiaries (each a "covered employee"). The determination of whether an individual is a "covered employee" is made as of the last day of each taxable year pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934. Compensation for this purpose includes not only cash remuneration, but also compensation attributable to the exercise of NSOs. There is an exception from the $1 million limitation for "performance-based compensation" that satisfies certain requirements. The 1991 Plan currently qualifies for a transition rule that exempts it from most of these performance-based requirements until the earlier of several dates, among which is the date on which there is a material modification of the 1991 Plan. A material modification of the 1991 Plan includes the increase of the number of shares of Common Stock authorized for issuance under the plan.

     It is now proposed to approve an amendment to qualify the 1991 Plan for favorable federal income tax treatment with respect to the $1 million limitation on the deduction for executive compensation to certain executive officers of the Corporation under Section 162(m) of the Code. The amendment provides that the maximum number of shares for which grants may be made to any employee of the Corporation during any fiscal year of the Corporation shall not exceed 150,000 shares of Common Stock. The amendment also provides that the 1991 Plan shall, to the extent required by applicable regulations, be administered by two or more "outside directors" (as defined by applicable regulations). For this reason, the Board of Directors of the Corporation has recently formed a Stock Option Committee to administer the Corporation's stock plans. As a result of the exercise of stock options, it is possible that some executives may recognize, in a singly taxable year, total compensation for federal income tax purposes in excess of $1 million. Management believes that this amendment is important to preserve the federal income tax deductibility of executive compensation in excess of $1 million to the extent that it may be attributable to the exercise of stock options under the 1991 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENTS.

                    PROPOSAL TO APPROVE THE ADOPTION OF THE
                       1996 EMPLOYEE STOCK PURCHASE PLAN

     The 1996 Employee Stock Purchase Plan (the "1996 Purchase Plan") was adopted by the Board of Directors on March 19, 1996, subject to shareholder approval. The complete text of the 1996 Purchase Plan is attached hereto as APPENDIX A.

     The 1996 Purchase Plan is intended to provide an incentive to, and to encourage stock ownership by, all eligible employees of the Corporation, and participating subsidiaries so that they may share in the growth of the Corporation by acquiring or increasing their proprietary interest in the Corporation. The 1996 Purchase Plan is designed to encourage eligible employees to remain in the employ of the Corporation. Under the 1996

Purchase Plan payroll deductions are used to purchase the Corporation's Common Stock for eligible, participating employees through the exercise of stock options.

     It is intended that the 1996 Purchase Plan will constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     The 1996 Purchase Plan is administered by the Stock Option Committee of the Board of Directors of the Corporation. The Stock Option Committee, subject to the provisions of the 1996 Purchase Plan, has the power to construe the 1996 Purchase Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for administration of the 1996 Purchase Plan as it may deem appropriate. The Stock Option Committee or the Board of Directors may from time to time adopt amendments to the 1996 Purchase Plan provided that, without the approval of the Corporation's shareholders, no amendment may increase the number of shares that may be issued under the 1996 Purchase Plan or change the class of the employees eligible to receive options under the 1996 Purchase Plan, or cause Rule 16b-3 under the Securities Exchange Act of 1934 to be inapplicable to the 1996 Purchase Plan.

     The 1996 Purchase Plan may be terminated at any time by the Corporation's Board of Directors but such termination will not affect options then outstanding under the 1996 Purchase Plan. If at any time shares of Common Stock reserved for the purposes of the 1996 Purchase Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares will be apportioned among participants in proportion to amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the 1996 Purchase Plan will terminate. Upon termination of the Plan, all payroll deductions not used to purchase Common Stock will be refunded to 1996 Purchase Plan participants without interest.

     The 1996 Purchase Plan authorizes the issuance of up to 700,000 shares of Common Stock (subject to adjustment for capital changes) pursuant to the exercise of non-transferable options granted to participating employees. The Common Stock subject to the options under the 1996 Purchase Plan includes shares of the Corporation's authorized but unissued Common Stock and shares of Common Stock reacquired by the Corporation, including shares purchased in the open market. Option holders are generally protected against dilution in the event of certain capital changes such as a recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction.

     An employee electing to participate in the 1996 Purchase Plan must authorize an amount (a whole percentage not less than 2% nor more than 10% of the employee's cash compensation) to be deducted by the Corporation from the employee's pay and applied toward the purchase of Common Stock under the 1996 Purchase Plan. Deductions under the 1996 Purchase Plan generally may not be increased and may not be decreased more than twice during the twelve-month period commencing on the first day of January and ending annually on the last day of December in each year (the "Payment Period") (or once during any Payment Period with respect to July Employees). On the first business day of each Payment Period (or on July 1 of such Payment Period for employees not employed by the Corporation 90 days before the first business day of such Payment Period), the Corporation will grant to each 1996 Purchase Plan participant an option to purchase shares of Common Stock of the Corporation. On the last day of the Payment Period, the employee will be deemed to have exercised this option, at the option price, to the extent of such employee's accumulated payroll deductions, on the condition that the employee remains eligible to participate in the 1996 Purchase Plan throughout the Payment Period. In no event, however, may the employee exercise an option granted under the 1996 Purchase Plan for more than 3,000 shares during a Payment Period. If the amount of the accumulated payroll deductions exceeds the aggregate purchase price of 3,000 shares, the excess deductions will be promptly refunded to the employee without interest. Furthermore, no employee may be granted an option which permits the employee's right to purchase shares of Common Stock under the 1996

Purchase Plan and all other Section 423 plans of the Corporation and any subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the respective date(s) of grant) for each calendar year in which the option is outstanding. Any excess accumulation of payroll deductions will be promptly refunded to the employee without interest. Under the terms of the 1996 Purchase Plan, the option price is an amount equal to the lesser of (i) 85% of the fair market value of the Common Stock on the first business day of the Payment Period (or on July 1 of such Payment Period for employees not employed by the Corporation 90 days before the first business day of such Payment Period), and (ii) 85% of the fair market value of the Common Stock on the last business day of the Payment Period. The Corporation will accumulate and hold for the employee's account the amounts deducted from his pay. No interest will be paid on these amounts.

     For purposes of the 1996 Purchase Plan, the term "fair market value" on any date means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on The Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on The Nasdaq Stock Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length. An employee may enter the 1996 Purchase Plan by delivering to the Corporation, at least 30 days before the beginning date of the next succeeding Payment Period (or at least 15 days prior to July 1 of such Payment Period for employees not employed by the Corporation more than 90 days before the first business day of such Payment Period), an authorization stating the initial percentage to be deducted from the employee's pay and authorizing the purchase of shares of Common Stock for the employee in each Payment Period in accordance with the terms of the 1996 Purchase Plan.

     Unless an employee files a new authorization or withdraws from the 1996 Purchase Plan, the deductions and purchases under the authorization the employee has on file under the 1996 Purchase Plan will continue from the initial Payment Period to succeeding Payment Periods as long as the 1996 Purchase Plan remains in effect. Deductions may be increased or decreased during a Payment Period, as set forth above.

     An employee may withdraw from the 1996 Purchase Plan, in whole but not in part, at any time prior to the last business day of each Payment Period by delivering a withdrawal notice to the Corporation, in which event the Corporation will refund the entire balance of the employee's deductions not previously used to purchase stock under the 1996 Purchase Plan.

     Employees of the Corporation (and participating subsidiaries on the United States payroll) (A) who have completed more than 90 days of employment with the Corporation or any of its subsidiaries (i) on or before the first day of any Payment Period or (ii) for employees first employed after the date that is 90 days prior to the first day of a particular Payment Period, on or before July 1 in any Payment Period, and (B) whose customary employment is not less than 20 hours per week and more than 5 months per calendar year are eligible to participate in the 1996 Purchase Plan. An employee may not be granted an option under the 1996 Purchase Plan, if after the granting of the option such employee would be treated as owning 5% or more of the total combined voting power or value of all classes of stock of the Corporation or its subsidiaries. Directors who are not employees of the Corporation may not participate in the 1996 Purchase Plan.

     If an employee is not a participant in the 1996 Purchase Plan on the last day of the Payment Period, the employee generally is not entitled to exercise his option. An employee's rights under the 1996 Purchase Plan generally terminate upon his voluntary withdrawal from the 1996 Purchase Plan at any time, or when he ceases employment because of retirement, resignation, discharge, death, change or status or any other reason, except that if an employee is laid-off on account of an absence from work during the last three months of any Payment Period, he is nevertheless deemed to be a participant in the 1996 Purchase Plan on the last day of the Payment Period. Notwithstanding any other provision herein, if a participant's employment is terminated by reason of retirement, and the date of such termination occurs after the date that is three months prior to the last day of the Payment Period, such participant's rights under the 1996 Purchase Plan are not immediately terminated, and if the participant has not withdrawn from the 1996 Purchase Plan, such participant's options shall be deemed to have been exercised on the last day of the Payment Period in accordance with the terms of the Plan.

     An employee's rights under the 1996 Purchase Plan are the employee's alone and may not be transferred to, assigned to, or availed of by, any other person. Any option granted to an employee may be exercised, during the employee's lifetime, only by the employee.

     The proceeds received by the Corporation from the sale of Common Stock pursuant to the 1996 Purchase Plan will be used for general corporate purposes. The Corporation's obligation to deliver shares of Common Stock is subject to the approval of any governmental authority required in connection with the sale or issuance of such shares. The date of commencement of the first Payment Period shall be July 1, 1996.

     The following general rules are currently applicable for United States federal income tax purposes to employees who receive grants of options for Common Stock and purchase shares of Common Stock pursuant to the 1996 Purchase
Plan:

          1. The amounts deducted from an employee's pay under the 1996 Purchase Plan will be included in the employee's compensation subject to federal income tax. Subject to certain requirements no additional income will be recognized by the employee either at the time options are granted pursuant to the 1996 Purchase Plan or at the time the employee purchases shares pursuant to the 1996 Purchase Plan.

          2. If the employee disposes of shares of Common Stock more than two years after the first business day of the Payment Period (or the first business day of a portion of the Payment Period beginning July 1 for certain employees) in which the employee acquired the shares, then upon such disposition the employee will recognize ordinary compensation in an amount equal to the lesser of:

             (a) the excess, if any, of the fair market value of the shares on the date of disposition over the amount the employee paid for the shares, or

             (b) the excess of the fair market value of the shares on the first business day of the Payment Period over the option price.

     In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's basis in the shares (i.e., the amount the employee paid for the shares plus the amount, if any, taxed as ordinary compensation income). If the employee's holding period for the shares exceeds one year, such gain or loss will be long-term capital gain or loss.

          3. If the employee disposes of shares of Common Stock within two years after the first business day of the Payment Period (or the first business day of a portion of the Payment Period beginning July 1 for certain employees) in which the employee acquired the shares, then upon disposition the employee will recognize ordinary compensation in an amount equal to the excess of the fair market value of the shares on the last business day of the applicable Payment Period over the amount the employee paid for the shares.

     In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and the employee's basis in the shares (i.e., the amount the employee paid for the shares plus the amount, if any, taxed to the employee as ordinary compensation income). If the employee's holding period for the shares is more than one year, such gain or loss will be long-term capital gain or loss.

          4. If the two-year holding period is satisfied, the Corporation will not receive any deduction for federal income tax purposes with respect to the options or the shares of Common Stock issued upon their exercise. If the two-year holding period is not satisfied, the Corporation generally will be entitled to a deduction in an amount equal to the amount which is considered ordinary compensation income to the employee, subject to general limitations on the deductibility of compensation.

     Approval of the 1996 Purchase Plan will require an affirmative vote of a majority of the outstanding shares of Common Stock of the Corporation represented in person or by proxy at the Annual Meeting and entitled to vote. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1996 PURCHASE PLAN.

                     RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected the firm of Coopers & Lybrand L.L.P., independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 1996. Coopers & Lybrand L.L.P. has served as the Corporation's auditors since 1968. It is expected that a member of the firm will be present at the Annual Meeting of Shareholders with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THIS SELECTION.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended for inclusion in the proxy statement to be furnished to all shareholders entitled to vote at the next annual meeting of the Corporation must be received at the Corporation's principal executive offices not later than December 20, 1996. In order to minimize controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail -- Return Receipt Requested.

                           EXPENSES AND SOLICITATION

     The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting shareholders by mail through its regular employees, the Corporation may request banks and brokers to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some shareholders in person or by mail, telephone or telegraph following the original solicitation.

                                                                      APPENDIX A

                                 TERADYNE, INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 1 -- PURPOSE.

     This 1996 Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of Teradyne, Inc. (the "Company"), a Massachusetts corporation, and its participating subsidiaries (as defined in Article 17) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ARTICLE 2 -- ADMINISTRATION OF THE PLAN.

     The Plan may be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee may select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board of Directors.

ARTICLE 3 -- ELIGIBLE EMPLOYEES.

     No option may be granted to any person serving as a member of the Committee at the time of grant. Subject to the foregoing limitation, all employees of the Company or any of its participating subsidiaries on United States payroll who have completed more than 90 days of employment with the Company or any of its participating subsidiaries (i) on or before the first day of any Payment Period (as defined in Article 5) or (ii) for employees first employed after the ninetieth day prior to the first day of a particular Payment Period, on or before the first day of the next succeeding July in any such Payment Period, and whose customary employment is not less than twenty hours per week and more than five months in any calendar year shall be eligible to receive options under the Plan to purchase common stock of the Company, par value $.125 per share ("Common Stock"). An employee eligible under this Plan solely by virtue of clause (ii) of the preceding sentence shall be referred to herein as a "July Employee." All eligible employees shall have the same rights and privileges hereunder. Persons who elect to enter the Plan in accordance with Article 7 and who are eligible employees on the first business day of any Payment Period (as defined in Article
5) (or on the first business day of July with respect to July Employees) shall receive their options as of such day. Persons who elect to enter the Plan in accordance with Article 7 and who become eligible employees after any date on which options are granted under the Plan shall be granted options on the first business day of the next succeeding Payment Period or the first business day of July (whichever is applicable) on which options are granted to eligible employees under the Plan. In no event, however, may an employee be granted an option if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

ARTICLE 4 -- STOCK SUBJECT TO THE PLAN.

     The stock subject to the options under the Plan shall be authorized but unissued Common Stock, or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 700,000, subject to adjustment as provided in Article 12. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

ARTICLE 5 -- PAYMENT PERIOD AND STOCK OPTIONS.

     For the duration of the Plan, the Payment Period shall be defined as the twelve-month period commencing on the first day of January and ending annually on the last day of December of each calendar year. Notwithstanding the foregoing, the first Payment Period during which payroll deductions will be accumulated under the Plan shall commence on July 1, 1996 and shall end on December 31, 1996.

     On the first business day of each Payment Period (or on the first business day of July of such Payment Period in the case of a July Employee), the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, a maximum of 3,000 shares, on condition that such employee remains eligible to participate in the Plan throughout the remainder of such Payment Period. The participant shall be entitled to exercise the option so granted only to the extent of the participant's accumulated payroll deductions on the last day of such Payment Period. If the participant's accumulated payroll deductions on the last day of the Payment Period would enable the participant to purchase more than 3,000 shares except for the 3,000 share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 3,000 shares shall be promptly refunded to the participant by the Company, without interest. The Option Price per share for each Payment Period shall be the lesser of (i) 85% of the fair market value of the Common Stock on the first business day of the Payment Period (or, in the case of a July Employee, on the first business day of July of such Payment Period) and (ii) 85% of the fair market value of the Common Stock on the last business day of the Payment Period, in either event rounded up to the nearest cent. The foregoing limitation on the number of shares subject to option and the Option Price shall be subject to adjustment as provided in Article 12.

     For purposes of the Plan, the term "fair market value" on any date means
(i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on The Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the

Common Stock is not reported on The Nasdaq Stock Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     For purposes of the Plan, the term "business day" means a day on which there is trading on The Nasdaq Stock Market or the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph; and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in Massachusetts.

     Notwithstanding any other provision herein, no employee shall be granted an option which permits the employee's right to purchase stock under the Plan, and under all other Section 423(b) employee stock purchase plans of the Company and any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. If the participant's accumulated payroll deductions on the last day of the Payment Period would otherwise enable the participant to purchase Common Stock in excess of the
Section 423(b)(8) $25,000 limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

ARTICLE 6 -- EXERCISE OF OPTION.

     Each eligible employee who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant's accumulated payroll deductions on such date will pay for at the Option Price, subject to the 3,000 share limit of the option and the Section 423(b)(8) $25,000 limitation described in Article 5. If the individual is not a participant on the last day of a Payment Period, then he or she shall not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in a participant's account at the end of a Payment Period solely by reason of the inability to purchase a fractional share (and for no other reason) shall be refunded.

ARTICLE 7 -- AUTHORIZATION FOR ENTERING THE PLAN.

     An employee may elect to enter the Plan by filling out, signing and delivering to the Company an authorization:

          A. Stating the percentage to be deducted from the employee's pay;

          B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and

          C. Specifying the exact name or names in which stock purchased for the employee is to be issued as provided under Article 11 hereof.

     Such authorization must be received by the Company at least thirty days before the first day of the next succeeding Payment Period or fifteen days prior to the first day of July of such Payment Period in the case of a July Employee.

     Unless a participant files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

     The Company will accumulate and hold for each participant's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

ARTICLE 8 -- MAXIMUM AMOUNT OF PAYROLL DEDUCTIONS.

     An employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than two percent (2%) but not more than ten percent (10%) of the employee's cash compensation.

ARTICLE 9 -- CHANGE IN PAYROLL DEDUCTIONS.

     Deductions may not be increased during a Payment Period. Deductions may be decreased during a Payment Period, provided that an employee may not decrease his deduction more often than twice during any Payment Period (and with respect to July Employees once during any Payment Period).

ARTICLE 10 -- WITHDRAWAL FROM THE PLAN.

     A participant may withdraw from the Plan (in whole but not in part) at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company.

     To re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least thirty days before the first day of the next Payment Period in which he or she wishes to participate. The employee's re-entry into the Plan becomes effective at the beginning of such Payment Period, provided that he or she is an eligible employee on the first business day of the Payment Period.

ARTICLE 11 -- ISSUANCE OF STOCK.

     Certificates for stock issued to participants shall be delivered as soon as practicable after each Payment Period by the Company's transfer agent.

     Stock purchased under the Plan shall be issued only in the name of the participant, or if the participant's authorization so specifies, in the name of the participant and another person of legal age as joint tenants with rights of survivorship.

ARTICLE 12 -- ADJUSTMENTS.

     Upon the happening of any of the following described events, a participant's rights under options granted under the Plan shall be adjusted as hereinafter provided:

          A. In the event that the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company, each participant shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock that such participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

          B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to options hereunder, each participant upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which the participant is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which the participant would have received if the participant had been the holder of the shares as to which the participant is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

     Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article 5 shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A or B shall be made only after the Committee, based on advice of counsel for the Company, determines whether such adjustments would constitute a "modification" (as that term is defined in Section 424 of the Code). If the Committee determines that such adjustments would constitute a modification, it may refrain from making such adjustments.

     If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to options then outstanding under the Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options either (a) the consideration payable with respect to the outstanding shares of the Common Stock in connection with the Acquisition, (b) shares of stock of the successor corporation, or a parent or subsidiary of such corporation, or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not exceed the fair market value of the shares of Common Stock subject to such options immediately preceding the Acquisition; or (ii) terminate each participant's options in exchange for a cash payment equal to the excess of the fair market value on the date of the Acquisition of the number of shares of Common Stock that the participant's accumulated payroll deductions as of the date of the Acquisition could purchase, at an option price determined with reference only to the first business day of the applicable Payment Period (or the first business day of July of such Payment Period in the case of a July Employee) and subject to the 3,000 share limit, Code Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase over the aggregate option price to such participant thereof.

     The Committee or Successor Board shall determine the adjustments to be made under this Article 12, and its determination shall be conclusive.

ARTICLE 13 -- NO TRANSFER OR ASSIGNMENT OF EMPLOYEE'S RIGHTS.

     An option granted under the Plan may not be transferred or assigned, otherwise than by will or by the laws of descent and distribution. Any option granted under the Plan may be exercised, during the participant's lifetime, only by the participant.

ARTICLE 14 -- TERMINATION OF EMPLOYEE'S RIGHTS.

     Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan shall immediately terminate, and the Company shall promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan; provided, however, that if an employee is laid off during the last three months of any Payment Period, he shall nevertheless be deemed to be a participant in the Plan on the last day of the Payment Period. Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or, if such leave is longer than 90 days, for so long as the participant's right to re-employment is guaranteed either by statute or by written contract. Notwithstanding any other provision herein, if a participant's employment is terminated by reason of retirement, and the date of such termination occurs after the date that is 3 months prior to the last day of the Payment Period, such participant's rights under the Plan are not immediately terminated, and if the participant has not withdrawn from the Plan, such participant's options shall be deemed to have been exercised on the last day of the Payment Period in accordance with the terms of the Plan.

ARTICLE 15 -- TERMINATION AND AMENDMENTS TO PLAN.

     The Plan may be terminated at any time by the Company's Board of Directors but such termination shall not affect options then outstanding under the Plan. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.

     The Committee or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the shareholders of the Company, no amendment may (i) increase the number of shares that may be issued under the Plan; (ii) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Code Section 423(b) and the regulations thereunder; or
(iii) cause Rule 16b-3 under the Securities Exchange Act of 1934 to become inapplicable to the Plan.

ARTICLE 16 -- LIMITS ON SALE OF STOCK PURCHASED UNDER THE PLAN.

     The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws and subject to any restrictions imposed under Article 21 to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

ARTICLE 17 -- PARTICIPATING SUBSIDIARIES.

     The term "participating subsidiary" shall mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, that is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the shareholders.

ARTICLE 18 -- OPTIONEES NOT SHAREHOLDERS.

     Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

ARTICLE 19 -- APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

ARTICLE 20 -- NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

     By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Payment Period in which such Common Stock was acquired. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as "disqualifying dispositions" under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.

ARTICLE 21 -- WITHHOLDING OF ADDITIONAL INCOME TAXES.

     By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant's compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant's compensation, when amounts are added to the participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under Article 7 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

ARTICLE 22 -- GOVERNMENTAL REGULATIONS.

     The Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common Stock issued under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.

ARTICLE 23 -- GOVERNING LAW.

     The validity and construction of the Plan shall be governed by the laws of Massachusetts, without giving effect to the principles of conflicts of law thereof.

ARTICLE 24 - APPROVAL OF BOARD OF DIRECTORS AND STOCKHOLDERS OF THE COMPANY.

     The Plan was adopted by the Board of Directors on March 19, 1996 and on such date the Board of Directors resolved that the Plan was to be submitted to the shareholders of the Company for approval at the next meeting of shareholders. If the Plan does not receive such approval, all payroll deductions shall be returned without interest and the Plan shall be terminated.

                                 TERADYNE, INC.
                         1991 EMPLOYEE STOCK OPTION PLAN

        1. PURPOSE. This 1991 Employee Stock Option Plan (the "Plan") is intended to provide incentives (a) to the employees of Teradyne, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options which qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), granted hereunder ("ISO" or "ISOs"); and (b) to directors, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to non-statutory stock options granted hereunder ("NSO" or "NSOs"). Both ISOs and NSOs are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 424 of the Code.

        2.     Administration of the Plan.
               --------------------------

               A. BOARD OR COMMITTEE ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee appointed by the Board (the "Committee"); PROVIDED, that to the extent required by Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), with respect to specific grants of Options, the Plan shall be administered by a disinterested administrator or administrators within the meaning of Rule 16b-3. Hereinafter all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant of each Option by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine the individuals and entities (from among the class of individuals and entities eligible under paragraph 3 to receive NSOs) to whom NSOs may be granted; (ii) determine the time or times at which Options may be granted; (iii) determine the option price of shares subject to each Option; (iv) determine whether each Option granted shall be an ISO or a NSO; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, and the nature of such restrictions if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

        3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted to any employee of the Company or any Related Corporation. NSOs may be granted to any employee, consultant or director of the Company or any Related Corporation; PROVIDED, that no Option may be granted hereunder to any non-employee director. Granting of any option to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options.

        4. STOCK. The stock subject to Options shall be authorized but unissued shares of Common Stock of the Company, par value $.125 per share (the "Common Stock"), or shares of Common Stock required by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 15,000,000, subject to adjustment as provided in paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for grants of Options under the Plan.

        No employee of the Company or any Related Corporation may be    granted
Options to acquire, in the aggregate, more than 150,000 shares of Common Stock per year under the Plan. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

        5. GRANTING OF OPTIONS. Options may be granted under the Plan at any time after March 13, 1991 and prior to March 13, 2001. The date of grant of an option under the Plan will be the date specified by the Committee at the time it grants the Option, provided, however, that such date shall not be prior to
the     date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a NSO pursuant to paragraph 16.

        6. Minimum Option Price; ISO Limitations.
           -------------------------------------

           A. PRICE FOR NSOS. The price per share specified in the agreement relating to each NSO granted under the Plan shall in no event be less than the minimum legal consideration therefor required under the laws of the Commonwealth of Massachusetts. No more than 400,000 NSOs may be granted under the Plan for less than "fair market value" (as hereinafter defined).

           B. PRICE FOR ISOS. The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value of Common Stock on the date of grant.

           C. $100,000 ANNUAL LIMITATION ON ISOS. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

           D. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date such Option is granted and shall mean (i) the average (on that date) of the high, low and closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted

(on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

        7. OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years and one day from the date of grant in the case of NSOs, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a NSO pursuant to paragraph 16.

        8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, each option granted under the Plan shall be exercisable as follows:

           A. VESTING. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

           B. FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

           C. PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

           D. ACCELERATION OF VESTING. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; PROVIDED, that the Committee shall not, without the consent of the optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a NSO pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422 of the Code, as described in paragraph 6(C).

        9. TERMINATION OF EMPLOYMENT. If an optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his Options shall become exercisable, and his Options shall terminate after the passage of 90 days from the date of termination of his employment; PROVIDED, that the Committee may specify that NSOs may remain exercisable for more than 90 days from the date of termination of employment; PROVIDED, FURTHER, that in no event shall any Option or part or installment thereof become or remain exercisable after its specified expiration date. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90-days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. Options granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Option the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

        Notwithstanding anything to the contrary contained above, in the case of normal retirement, NSOs granted to an optionee shall remain exercisable until the date which is the earlier of (i) the NSOs' specified expiration date or (ii) 90 days from the date upon which such optionee becomes employed by a competitor of the Company, to the extent of the number of shares which have vested prior to and during such period. The Committee shall have the absolute discretion to determine whether and as of what date any optionee is employed by a competitor of the Company.

        10. Death; Disability.
            -----------------

            A. DEATH. If an optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any Option of his may be exercised, to the extent of the number of shares with respect to which he has theretofore been granted options (whether or not such options have vested in accordance with their terms) by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, (i) in the case of ISOs, at any time prior to the earlier of the ISOs' specified expiration date or 180 days from the date of the optionee's death or
        (ii) in the case of NSOs, at any time prior to the earlier of the NSOs' specified expiration date or one year from the date of the optionee's death.

            B. DISABILITY. If an optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, any Option theretofore granted to such optionee shall remain exercisable until the date which is (i) in the case of ISOs, the earlier of the ISOs, specified expiration date or 180 days from the date of the termination of the optionee's employment or (ii) in the case of NSOs, the earlier of the NSOs' specified expiration date or 33 months from the date of the termination of the optionee's employment, to the extent of the number of shares (a) which, in the case of ISOs, have vested prior to and during the period specified in clause (i) and (b) which, in the case of NSOs, have vested prior to and during the period which is 30 months from the date the optionee ceases to be employed by the Company. For the purposes of this Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

        11. ASSIGNABILITY. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each Option shall be exercisable only by him.

        12. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

        13. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

               A. STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

               B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

               C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

               D. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

               E. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

               F. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

               G. FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

               H. ADJUSTMENTS. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

        If any person or entity owning restricted Common Stock obtained by exercise of an Option receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

        14. MEANS OF EXERCISING OPTIONS. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Committee in exceptional cases, by delivery of the optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c) or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. Alternatively, payment may be made in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the Option or shares subject to the Option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), or consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, provided that the Committee shall allow for such payment at the time of grant of the ISO. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

        15. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on March 13, 1991, and shall expire on the end of the day on March 13, 2001 (except as to Options outstanding on that date). The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; PROVIDED, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state in which the Company is incorporated, (i) materially increase the benefits accruing to participants under the Plan; (ii) increase the number of shares for which Options may be granted under the Plan; or (iii) materially modify the requirements as to eligibility for participation in the Plan. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his rights under an option previously granted to him.

        16. CONVERSION OF ISOS INTO NSOS; TERMINATION OF ISOS. The Committee, with the written approval of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments of portions of installments thereof) that have not been exercised on the date of conversion into NSOs at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting NSOs as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into NSOs, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

        17. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

        18. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

        19. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a NSO, the making of a Disqualifying Disposition (as defined in paragraph 20) or the vesting of restricted Common Stock acquired on the exercise of an Option, the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option or (ii) the vesting of restricted Common Stock acquired by exercising an Option, on the optionee's payment of such additional withholding taxes.

        20. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives ISO shall agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any Common Stock received pursuant to the exercise of an ISO (a "Disqualifying Disposition"). Disqualifying Disposition means any disposition (including any sale) of such stock before the expiration of (a) two years after the employee was granted the ISO under which he acquired such stock, or (b) one year after the employee acquired such stock by exercising such ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition will thereafter occur.

        21. GOVERNING LAWS; CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the Commonwealth of Massachusetts. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                 TERADYNE, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
P
R                                 MAY 23, 1996
O
X                      SOLICITED BY THE BOARD OF DIRECTORS
Y
                 The undersigned hereby appoints ALEXANDER V. D'ARBELOFF and RICHARD J. TESTA, and each or both of them, proxies, with full power of substitution to vote all shares of stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Teradyne, Inc. to be held on Thursday, May 23, 1996, at 10:00 A.M., at The First National Bank of Boston, 100 Federal Street (First Floor), Boston, Massachusetts, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 18, 1996, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

                                                                   -------------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                   -------------

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/ Please mark votes as in this example.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF CLASS I DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2, 3, 4 AND 5.

1.  To elect four members to the Board of Directors to
serve for a three-year term as Class I Directors.
Nominees: A.V. d'Arbeloff, E.L. Artzt,
          J.W. Bagley and D.S. Gregory
          FOR WITHHELD
          / /    / /

_______________________________________
INSTRUCTIONS: To withhold your vote for any individual nominee write the nominee's name on the space provided above


                                           FOR   AGAINST   ABSTAIN
2.  To amend the Restated
    Articles of Organization               / /     / /       / /

3.  To amend the 1991 Employee
    Stock Option Plan                      / /     / /       / /

4.  To approve the adoption of the
    1996 Employee Stock Purchase Plan      / /     / /       / /

5.  To ratify the selection of
    Coopers & Lybrand L.L.P.
    as auditors for the fiscal year
    ending December 31, 1996               / /     / /       / /

      MARK HERE             MARK HERE
      FOR ADDRESS    / /    FOR ADDRESS    / /     / /       / /
      CHANGE AND            CHANGE AND
      NOTE AT LEFT          NOTE AT LEFT

(Please sign exactly as your name appears hereon. If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign. Please read reverse side before signing.)

Signature: __________________________________ Date_____________
Signature: __________________________________ Date_____________